UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

NORTHVIEW ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

207 WEST 25TH ST., 9TH FLOOR

NEW YORK, NY 10001

(Address of principal executive offices and zip code)

(212) 494-9022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	NVAC	N/A
Rights, each entitling the holder to receive one-tenth of one share of common stock	NVACR	N/A
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	NVACW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2025, NorthView Acquisition Corporation, a Delaware corporation (the “Company”) held its Special Meeting of Stockholders (the “Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”), which was first mailed by the Company to its stockholders on or about May 16, 2025.

As of May 13, 2025, the record date for the Meeting, there were 5,348,311 shares of common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Meeting. A total of 4,979,599 shares of the Common Stock, representing approximately 93.1% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. In connection with the proposals, 52,784 shares of the Company’s common stock were redeemed, with 5,295,527shares of Common Stock remaining outstanding after the Meeting.

Set forth below are the final voting results for the proposals:

Proposal 1:

A proposal to consider and adopt the Merger Agreement and Plan of Reorganization, dated as of November 7, 2022 (as amended, and as it may be further amended, supplemented or otherwise modified from time to time), by and among NorthView Acquisition Corp., a Delaware corporation (“NorthView”), NV Profusa Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of NorthView (“Merger Sub”), and Profusa, Inc., a California corporation (“Profusa”), a copy of which, as amended, was attached to the proxy statement/prospectus for the Meeting as Annex A, including the transactions contemplated thereby.

For	Against	Abstentions
4,979,599	0	0

Proposal 2:

A proposal to consider and vote to adopt the second amended and restated Certificate of Incorporation of NorthView (the “Proposed Charter”) to replace NorthView’s amended and restated certificate of incorporation currently in effect, a copy of which, as amended, was attached to the proxy statement/prospectus for the Meeting as Annex B, including the transactions contemplated thereby.

For	Against	Abstentions
4,979,599	0	0

Proposal 3(A):

A proposal to consider and vote, on a non-binding advisory basis, that, upon the consummation of the Business Combination, the Bylaws of NorthView be succeeded by the proposed new bylaws of New Profusa, a copy of which, as amended, was attached to the proxy statement/prospectus for the Meeting as Annex E.

For	Against	Abstentions
4,979,599	0	0

Proposal 3(B):

A proposal to consider and vote upon, on a non-binding advisory basis, that, the authorized capital of New Profusa will be (a) 300,000,000 shares of common stock, par value $0.0001 per share, and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share.

For	Against	Abstentions
4,979,599	0	0

Proposal 3(C):

A proposal to consider and vote, on a non-binding advisory basis, that, the New Profusa shareholders shall not be permitted to take action by written consent in lieu of a meeting as opposed to holding a stockholders meeting.

For	Against	Abstentions
4,979,599	0	300

Proposal 3(D):

A proposal to consider and vote, on a non-binding advisory basis, that, amendment of certain provisions of the Proposed Charter will require the approval of the holders of at least 75% of New Profusa’s then-outstanding shares of capital stock entitled to vote on such amendments.

For	Against	Abstentions
4,979,599	0	300

Proposal 3(E):

A proposal to consider and vote upon, on a non-binding advisory basis, that, New Profusa’s corporate existence will be perpetual, and to omit from the Proposed Charter the various provisions applicable only to special purpose acquisition companies.

For	Against	Abstentions
4,979,599	0	0

Proposal 3(F):

A proposal to consider and vote, on a non-binding advisory basis, that, upon the consummation of the Business Combination, all other changes necessary or desirable in connection with the approval of the Proposed Charter and Proposed Bylaws as part of the Business Combination are approved.

For	Against	Abstentions
4,979,599	0	0

Proposal 4:

A proposal to consider and vote upon, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of New Profusa Common Stock in connection with the Business Combination and related private placement financings.

For	Against	Abstentions
4,979,599	0	0

Proposal 5:

A proposal to consider and vote to elect five (5) individuals as directors to the NorthView Board, effective immediately upon the Closing of the Business Combination, with each Class I director serving a term that expires immediately following NorthView’s annual meeting of stockholders in 2026, each Class II director serving a term that expires immediately following NorthView’s annual meeting of stockholders in 2027 and each Class III director serving a term that expires immediately following NorthView’s annual meeting of stockholders in 2028, or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Director	Class	For	Against	Abstentions
Lauren Chung	I	4,979,599	0	0
Jack Stover	II	4,979,599	0	0
Peter O’Rourke	II	4,979,599	0	0
Ben Hwang	III	4,979,599	0	0
Rajesh Asarporta	III	4,979,599	0	0

Proposal 6:

A proposal to consider and vote to approve the Equity Incentive Plan, a copy of which, as amended, was attached to the proxy statement/prospectus for the Meeting as Annex C.

For	Against	Abstentions
4,979,599	0	300

Proposal 7:

A proposal to consider and vote to approve the Profusa, Inc. Employee Stock Purchase Plan, a copy of which, as amended, was attached to the proxy statement/prospectus for the Meeting as Annex D.

For	Against	Abstentions
4,979,599	0	0

Proposal 8:

A proposal to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 through 7, or if we determine that one or more of the closing conditions to Merger Agreement is not satisfied or waived.

For	Against	Abstentions
4,979,599	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHVIEW ACQUISITION CORP.

Date: June 13, 2025	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer